UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

AMYLYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41199	46-4600503
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43 Thorndike St., Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 682-0917

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMLX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 8, 2024, Amylyx Pharmaceuticals, Inc. (“Amylyx” or the “Company”) issued a press release titled “Amylyx Pharmaceuticals Announces Topline Results from Global Phase 3 PHOENIX Trial of AMX0035 in ALS.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 8, 2024, the Company announced topline results from PHOENIX, a global, 48-week, randomized, placebo-controlled Phase 3 clinical trial of AMX0035 (sodium phenylbutyrate and taurursodiol [also known as ursodoxicoltaurine]; RELYVRIO® in the U.S., ALBRIOZA™ in Canada) in people living with amyotrophic lateral sclerosis (ALS). PHOENIX did not meet its primary endpoint of reaching statistical significance (p=0.667) as measured by change from baseline in the Revised Amyotrophic Lateral Sclerosis Functional Rating Scale (ALSFRS-R) total score at Week 48, nor was there statistical significance seen in secondary endpoints. Amylyx plans to present the data from PHOENIX at an upcoming medical meeting and will publish the results in a medical journal later this year.

Amylyx will continue to engage with regulatory authorities and the broader ALS community to discuss the results from PHOENIX within the next eight weeks and make informed decisions. Amylyx intends to share plans for RELYVRIO/ALBRIOZA in ALS, which may include voluntarily withdrawing RELYVRIO/ALBRIOZA from the market. At this time, RELYVRIO/ALBRIOZA and its related patient support program will continue to be available for people living with ALS. Amylyx has voluntarily decided to pause promotion of the medication during this time.

Update on Ongoing AMX0035 Studies

The global, randomized, double-blind, placebo-controlled Phase 3 ORION clinical study of AMX0035 in PSP remains ongoing. The first participant was dosed in December 2023, and the Company is planning for an interim analysis. Topline results continue to be anticipated in 2025 or 2026. Data from the ongoing 12-participant, single site, open-label Phase 2 HELIOS clinical study are demonstrating evidence of clinical activity of AMX0035 in Wolfram syndrome. This study is fully recruited, and the Company plans to present preliminary data in the second quarter of 2024.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K and related comments in our investor conference call regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, Amylyx’ expectations regarding: interactions with regulatory authorities; the continued availability of RELYVRIO/ALBRIOZA for people living with ALS while such interactions are ongoing; the pausing of promotion of RELYVRIO/ALBRIOZA; pathways for continued access for patients if RELYVRIO/ALBRIOZA are withdrawn from the market; the possibility for Amylyx to voluntarily withdraw RELYVRIO/ALBRIOZA from the market; the continued evaluation of AMX0035 in other neurodegenerative diseases, including the timing for expected data readouts in the ORION and HELIOS studies; and the evidence of biological activity of AMX0035 in Wolfram syndrome. Any forward-looking statements in this Form 8-K and related comments in the Company’s conference call are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include the risks and uncertainties set forth in Amylyx’ United States Securities and Exchange Commission (SEC) filings, including Amylyx’ Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent filings with the SEC. All forward-looking statements contained in this Form 8-K and related comments in our conference call speak only as of the date on which they were made. Amylyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company, dated March 8, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMYLYX PHARMACEUTICALS, INC.

Date: March 8, 2024	By:	/s/ James M. Frates
James M. Frates
Chief Financial Officer